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                                  EXHIBIT 10.2
                            PEOPLE'S BANCSHARES, INC.
                      1996 STOCK OPTION AND INCENTIVE PLAN
   (AS ASSUMED BY FIRSTFED AMERICA BANCORP, INC., EFFECTIVE FEBRUARY 28, 2002)




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                            PEOPLE'S BANCSHARES, INC.
                      1996 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the People's Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors and other key persons of People's Bancshares, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends on the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "ACT" means the Securities Exchange Act of 1934, as amended.

        "AWARD" or "AWARDS," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, and Unrestricted Stock Awards.

        "BOARD" means the Board of Directors of the Company.

        "CAUSE" as such term relates to the termination of any person means the occurrence of one or more of the following: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct of activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Board in good faith in its sole discretion; (iii) any material act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of any such act or omission; (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person within 30 days after written notice from the Company of such failure; or
(v) material breach by such person of his noncompetition agreement with the Company, if any, as determined by the Board in good faith in its sole discretion.

        "CHANGE OF CONTROL" is defined in Section 12.





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        "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "COMMITTEE" means the Committee of the Board referred to in Section 2.

        "DISABILITY" means an individual's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        "DISINTERESTED PERSON" means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule.

        "EFFECTIVE DATE" means the data on which the Plan is approved by stockholders as set forth in section 14.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

        "FAIR MARKET VALUE" on any given date means the closing price per share of Stock or, if no Stock is traded on such date the next preceding date on which Stock was traded, as reflected on the Nasdaq National Market.

        "INCENTIVE STOCK OPTION" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "INDEPENDENT DIRECTOR" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

        "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

        "RESTRICTED STOCK AWARD" means Awards granted pursuant to Section 6.

        "STOCK" means the Common Stock, par value $.10 per share, of the Company, subject to adjustments pursuant to Section 3.

        "SUBSIDIARY" means any corporation or other entity (other than the Company) including, without limitation, People's Savings Bank of Brockton (the "Bank"), in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

        "UNRESTRICTED STOCK AWARD" means any Award granted pursuant to Section
7.



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SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT
            PARTICIPANTS AND DETERMINE AWARDS

        (a) Committee. The Plan shall be administered by the Option Committee,
            ---------
which shall consist of not less than two Independent Directors as appointed by the Board from time to time. Each member of the Committee shall be a Disinterested Person and an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        (b) Powers of Committee. The Committee shall have the power and
            -------------------
authority to grant Awards consistent with the terms of the Plan, including the power and authority:

               1. to select the officers, employees and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

               2. to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more participants;

               3. to determine the number of shares of Stock to be covered by any Award;

               4. to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

               5. to accelerate at any time the exercisability or vesting of all or any portion of any Award.

               6. subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

               7. to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

               8. at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.



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SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

        1. Stock Issuable. The maximum number of shares of Stock reserved and
           --------------
available for issuance under the Plan shall be 334,000 shares. For purposes of this limitation. the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

        Notwithstanding the foregoing, the sum of the aggregate number of shares of Stock underlying (i) outstanding Options granted under the Plan, (ii) outstanding options granted under the People's Bancshares, Inc. Amended and Restated Directors' Stock Option Plan, (iii) outstanding options granted under the People's Bancshares, Inc. Amended and Restated Incentive and Nonqualified Stock Option Plan, and (iv) outstanding warrants to purchase Stock granted by the Bank in 1992 shall at no time exceed 20% of the aggregate number of shares of Stock then issued and outstanding.

        2. Recapitalizations. If, through or as a result of any merger,
           -----------------
consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

        3. Mergers. Upon consummation of a consolidation or merger or sale of
           -------
all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company, the Plan and all outstanding Options issued hereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options therefore granted, or the substitution for such Options of new options of the acquiring or succeeding corporation (or an affiliate thereof), with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 5(b). In the event of such termination, all outstanding Options shall be exercisable in full for at least 15 days prior to the date of such termination whether or not otherwise exercisable during such period.


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        4. Substitute Awards. The Committee may grant Awards under the Plan in
           -----------------
substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  ELIGIBILITY

        Participants in the Plan will be such full or part-time officers and other employees and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion. Independent Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(b) below.

SECTION 5.  STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        No Incentive Stock Option shall be granted under the Plan after March 26, 2006.

        (a) Stock Options Granted to Employees and Key Persons. The Committee in
            --------------------------------------------------
its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. No person shall be eligible to receive any Option under this Section 5(a) if at the date of grant such person beneficially owns in excess of 10% of the outstanding Stock of the Company. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

               (i) Exercise Price. The exercise price per share for the Stock
                   --------------
covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.



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               (ii) Option Term. The term of each Stock Option shall be
                    -----------
determined by the Committee but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reasons of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option shall be no more than five years from the date of grant.

               (iii) Exercisability; Rights of a Stockholder. Stock Options
                     ---------------------------------------
shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

               (iv) Method of Exercise. Stock Options may be exercised in whole
                    ------------------
or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods.

                      (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

                      (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                      (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

               (v) Termination by Reason of Death. If an optionee's employment
                   ------------------------------
by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of death, by the legal representative or legatee of the optionee, for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the


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stated term of the Option, if earlier. To the extent that any portion of any
Stock Option is not exercisable on the date of such death, such portion of the Stock Option shall terminate immediately and be of no force or effect.

               (vi)   Termination by Reason of Disability.
                      -----------------------------------

                      (A) If an optionee's employment by (or other business relationship with) the Company and its Subsidiaries is terminated by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or business relationship), for a period of 12 months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment (or business relationship), or until the expiration of the stated term of the Option, if earlier. To the extent that any portion of any Stock Option is not exercisable on the date of such termination of employment (or business relationship), such portion of the Stock Option shall terminate immediately and be of no force or effect.

                      (B) The Committee shall have sole authority and discretion to determine whether a participant's employment (or business relationship) has been terminated by reason of Disability.

                      (C) Except as otherwise provided by the Committee at any time, the death of an optionee during the period provided in this Section 5(a)(vi) for the exercise of a Stock Option shall extend such period for 12 months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

               (vii) Termination for Cause. If any optionee's employment by (or business relationship with) the Company and its Subsidiaries is terminated by resignation or other voluntary reason (other than retirement) or for Cause, any Stock Option held by such optionee, including any Stock Option that is immediately exercisable at the time of such termination, shall terminate immediately and be of no further force and effect.

               (viii) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by (or business relationship with) the Company and its Subsidiaries terminates for any reason other than death, Disability, voluntary action (other than retirement), or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment (or business relationship), for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment (or business relationship) or until the expiration of the stated term of the Option, if earlier. To the extent that any portion of any Stock Option is not exercisable on the date of such termination of employment (or business relationship), such portion of the Stock Option shall terminate immediately and be of no force or effect.

               (ix) Annual Limit on Incentive Stock Options. To the extent
                    ---------------------------------------
required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined


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as of the time of grant) of the shares of Stock with respect to which Incentive
Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

        (b)    Stock Options Granted to Independent Directors.
               ----------------------------------------------

               (i)    Automatic Grant of Options.
                      --------------------------

                      (A) Upon initial election or appointment to the Board of the Company or the Board of Directors of the Bank, as the case may be, an Independent Director shall automatically be granted a Stock Option to acquire 1,000 shares of Stock. Each Independent Director who is serving as an Independent Director of the Company on the Friday after each annual meeting of stockholders, beginning with the 1997 annual meeting, shall automatically be granted on such day a Stock Option to acquire 1,000 shares of Stock, provided,
                                                                     --------
however, that in no event shall the aggregate number of shares of Stock
-------
underlying options granted to any Independent Director pursuant to the Plan or the Company's Amended and Restated Directors' Stock Option Plan exceed 10,000 shares. A grant of a Stock Option under this subsection shall be reduced to the extent necessary to comply with the proviso in the foregoing sentence.

                      (B) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(b) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

               (ii)   Exercise; Termination.
                      ---------------------

                      (A) Subject to Section 12, any Option granted under this
Section 5(b) shall be exercisable upon the completion by the Independent Director of one year of service as an Independent Director of the Company or Subsidiary; provided that any Option so granted shall become immediately exercisable upon the termination of service of the Independent Director because of Disability or death. An Option issued under this Section 5(b) shall not be exercisable after the expiration of ten years from the date of grant.

                      (B) Any Option granted to an Independent Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of 12 months from the date of death or until the expiration of the stated term of the Option, if earlier.

                      (C) Any Option granted to an Independent Director and outstanding on the date of his Disability may be exercised by the optionee for a period of 12 months from the date of Disability or until the expiration of the stated term of the Option, if earlier.

                      (D) Any Option granted to an Independent Director and outstanding on the date of his resignation from the Board may be exercised by the optionee for a period of 12 months from the date of such resignation or until the expiration of the stated term of the Option, if earlier.


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                      (E) If a Director ceases to be an Independent Director for any reason other than those set forth in Sections 5(b)(ii)(D), any Option held by such Independent Director, including any Option that is immediately exercisable at the time of such termination, shall terminate immediately and be of no further force and effect.

                      (F) Options granted under this Section 5(b) may be exercised only by written notice to the Company specifying the number of shares to be purchased. The minimum number of shares with respect to which an Option may be exercised at any one time shall be 100 shares or such lesser number as is subject to exercise under the Option at such time. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

               (iii) Limited to Independent Directors. The provisions of this
                     --------------------------------
Section 5(b) shall apply only to Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 5(b) shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors. The provisions of this Section 5(b) which affect the price, date of exercisability, option period or amount of shares of Stock under an Option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

        (c) Non-transferability of Options. No Stock Option shall be
            ------------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners.

        (d) Form of Settlement. Shares of Stock issued upon exercise of a Stock
            ------------------
Option shall be free of all restrictions under the Plan, except as otherwise provided in the Plan.

SECTION 6.  RESTRICTED STOCK AWARDS

        (a) Nature of Restricted Stock Awards. The Committee may grant
            ---------------------------------
Restricted Stock Awards to any employee or key person of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.



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        (b) Rights as a Stockholder. Upon execution of a written instrument
            -----------------------
setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below.

        (c) Restrictions. Restricted Stock may not be sold, assigned,
            ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock with respect to which conditions have not lapsed at their purchase price, from the participant or the participant's legal representative.

        (d) Vesting of Restricted Stock. The Committee at the time of grant
            ---------------------------
shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Committee at any time, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall either be forfeited or subject to the Company's right of repurchase as provided in Section 6(c) above.

        (e) Waiver, Deferral and Reinvestment of Dividends. The written
            ----------------------------------------------
instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS

        (a) Grant or Sale of Unrestricted Stock. The Committee may, in its sole
            -----------------------------------
discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any employee or key person of the Company or any Subsidiary, pursuant to which such employee or key person may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such employee or key person.

        (b) Elections to Receive Unrestricted Stock in Lieu of Compensation.
            ---------------------------------------------------------------
Upon the request of an employee or a key person of the Company or any Subsidiary and with the consent of the Committee, each employee or key person may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to such employee or key person in the form of shares of Unrestricted Stock at Fair Market Value on the date or dates the cash compensation would otherwise be paid. With respect to any


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employee who is subject to Section 16 of the Act, such irrevocable election shall become effective no earlier than six months and one day following the date of such election and the revocation of such election shall be effective six months and one day following the date of the revocation.

        (c) Restrictions on Transfers. The right to receive Unrestricted Stock
            -------------------------
on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  TAX WITHHOLDING

        (a) Payment by Participant. Each participant shall, no later than the
            ----------------------
date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

        (b) Payment in Stock. A participant may elect to have such tax
            ----------------
withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

               (A) the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 8(b) shall be made either
(1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

               (B)    such election shall be irrevocable;

               (C) such election shall be subject to the consent or disapproval of the Committee; and

               (D) the Stock withheld to satisfy tax withholding must pertain to an Award which has been held by the participant for at least six months from the date of grant of the Award.

        Notwithstanding the foregoing, the provision of Section 8(b)(A)(1) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least one year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.


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



SECTION 9.  TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 10.  AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

SECTION 11.  STATUS OF PLAN

        With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trust or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.  CHANGE OF CONTROL PROVISIONS

        Upon the occurrence of a Change of Control as defined in this Section
12:

        (a) Each outstanding Stock Option shall automatically become fully exercisable.

        (b) Each Restricted Stock Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Committee in connection with such Award.

        (c) "Change of Control" shall mean the occurrence of any one of the following events:

               (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25% or more of either (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") or (B) the then outstanding shares of Stock of the Company (in either such case other than as a result of an acquisition of securities directly from the Company); or

               (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

               (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate patent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

        Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock or other voting Securities outstanding, increases (x) the proportionate number of shares of Stock beneficially owned by any person to 25% or more of the shares of Stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 25% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, HOWEVER, that if any person referred to in clause (x) or
(y) of this sentence shall thereafter become the beneficial owner of any additional shares of Stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).



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



SECTION 13.  GENERAL PROVISIONS

        (a)  No Distribution; Compliance with Legal Requirements. The Committee
             ---------------------------------------------------
may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

        No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

        (b)  Delivery of Stock Certificates. Delivery of stock certificates to
             ------------------------------
participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

        (c)  Release of Financial Information. A copy of the Company's annual
             --------------------------------
report to stockholders shall be delivered to each optionee at the time such report is distributed to the Company's stockholders. Upon request the Company shall furnish to each optionee a copy of its most recent annual report and each quarterly report and current report filed under the Act since the end of the Company's prior fiscal year.

        (d)  Other Compensation Arrangements; No Employment Rights. Nothing
             -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 14.  EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 15.  GOVERNING LAW

        This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

Date approved by Board of Directors:  March 26, 1996

Date approved by Stockholders:  May 14, 1996


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